                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement            [  ] Confidential, for Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Section
     240.14a-11(c) or Section 240.14a-12

                               AIRGAS, INC.
             (Name of Registrant as Specified In Its Charter)

                        Nancy D. Weisberg, Esquire
                        MCCAUSLAND, KEEN & BUCKMAN
                              Radnor Court
                      259 Radnor-Chester Road, Suite 160
                       Radnor, Pennsylvania  19087-5240
                              (610)  341-1000
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[ ]  Fee paid previously with preliminary materials.
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (2)  Form, Schedule or Registration Statement No.:
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (3)  Filing Party:
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (4)  Date Filed:

                                   Radnor Court
                                   259 Radnor-Chester Road, Suite 100
                                   Radnor, Pennsylvania 19087-5240





                                   July 1, 1997



TO OUR STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on Monday, August 4, 1997, at 8:30 a.m., Eastern Daylight Time, in the Ballroom of the Four Seasons Hotel, 18th Street and Benjamin Franklin Parkway, Philadelphia, Pennsylvania.

     The accompanying Notice of Meeting and Proxy Statement describe the matters to be acted upon during the Annual Meeting. You are welcome to present your views on these items and other subjects related to the Company's operations. Your participation in the activities of the Company is important, regardless of the number of shares you hold.

     To ensure that your shares are represented at the Annual Meeting, whether or not you are able to attend, please complete the enclosed proxy and return it to us in the postage-paid envelope.

     I hope you will attend the Annual Meeting.


                                   Sincerely,

                                   /s/ Peter McCausland
                                   ________________________________
                                   Peter McCausland
                                   Chairman, President and Chief Executive
                                   Officer

                          AIRGAS, INC.
                  ___________________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         AUGUST 4, 1997
                  ___________________________

TO THE STOCKHOLDERS:

     The Annual Meeting of the Stockholders of Airgas, Inc. (the "Company"), a Delaware corporation, will be held on Monday, August 4, 1997, at 8:30 a.m., Eastern Daylight Time, in the Ballroom of the Four Seasons Hotel, 18th Street and Benjamin Franklin Parkway, Philadelphia, Pennsylvania, for the following purposes:

     1.   To elect three Directors of the Company.
     2.   To vote upon a proposal to approve the 1997 Stock Option Plan.
     3.   To vote upon a proposal to approve the 1997 Directors' Stock Option
          Plan.
     4. To vote upon a proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending March 31, 1998.
     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders of record at the close of business on June 9, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person, but whether or not you plan to attend, please promptly sign, date and mail the enclosed proxy in the return envelope. Returning your proxy does not deprive you of the right to attend the Annual Meeting and vote your shares in person.

                              By Order of the Board of Directors,

                              /s/ Todd R. Craun
                              ______________________________________
                              Todd R. Craun, Esq.
                              Secretary
Radnor, Pennsylvania
July 1, 1997

     The Company's Annual Report for the year ended March 31, 1997, accompanies this notice, but is not incorporated as part of the proxy statement and is not to be regarded as part of the proxy solicitation material.

                          AIRGAS, INC.

                        PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies at the direction of the Board of Directors of Airgas, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on August 4, 1997.

     Stockholders of record at the close of business on June 9, 1997, will be entitled to vote at the Annual Meeting. At the close of business on June 9, 1997, 67,353,359 shares of the Company's $0.01 par value common stock ("Common Stock") were outstanding. A stockholder is entitled to one vote for each share of Common Stock held by such stockholder. This Proxy Statement and the enclosed form of proxy are being mailed to the Company's stockholders on or about July 1, 1997.

     Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the Meeting if the proxy is returned to the Company properly executed and in sufficient time to permit the necessary examination and tabulation before a vote is taken. A proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Company, by giving a later dated proxy, or by voting in person at the meeting. Mere attendance at the Annual Meeting will not revoke the proxy. Any specific instructions indicated on your proxy will be followed. Unless contrary instructions are given, your proxy will be voted FOR each of the proposals described in this Proxy Statement and in the discretion of the proxy holders on such other business as may properly come before the Annual Meeting.

     Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum for the transaction of business. Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from the owners. If specific instructions are not received, brokers may vote these shares in their discretion, except if they are precluded from exercising their voting discretion on certain proposals pursuant to the rules of the New York Stock Exchange. In such a case, the broker may not vote on the proposal absent specific voting instructions. This results in what is known as a "broker non-vote." A broker non-vote has the effect of a negative vote when a majority of the shares issued and outstanding is required for approval of the proposal. A broker non-vote has the effect of reducing the number of required affirmative votes when a majority of the shares present and entitled to vote or a majority of the votes cast is required for approval of the proposal. The election of each nominee for director (Proposal 1) requires a plurality of votes cast. Brokers have discretionary authority to vote on this proposal. Approval of the 1997 Stock Option Plan (Proposal 2), the 1997 Directors' Stock Option Plan (Proposal 3) and the ratification of the selection of the auditors (Proposal
4) requires the approval of a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting. For purposes of Proposals 2, 3, and 4, abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the approval of Proposals 2, 3 and 4. The New York Stock Exchange determines whether brokers have discretionary authority to vote on a given proposal.

     The cost of proxy solicitation, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to beneficial owners of the Common Stock, will be paid by the Company. Proxies will be solicited without extra compensation by certain officers and regular employees of the

Company by mail and, if found to be necessary, by telephone and personal interviews. The Company has also retained Corporation Investor Communications, Inc. to assist in the solicitation of proxies at an anticipated fee of $4,500. All shares represented by valid proxies will be voted.


                      ELECTION OF DIRECTORS

     The Bylaws of the Company presently provide that the Board of Directors shall designate the number of directors constituting the Board of Directors, which shall be no less than seven and no more than thirteen members. Currently, that number has been fixed by the Board of Directors at nine. The Board of Directors consists of three classes, with directors of one class to be elected each year, for terms extending to the annual meeting of stockholders held in the third year following the year of their election. The three directors whose terms expire at the 1997 Annual Meeting have been nominated to serve for a term expiring at the 2000 Annual Meeting.

     The names and biographical summaries of the three persons who have been nominated to stand for election at the 1997 Annual Meeting and the remaining directors whose terms are continuing until the 1998 or 1999 Annual Meetings appear below. Robert E. Naylor, Jr. and Robert L. Yohe were elected by the stockholders at the 1994 Annual Meeting, and Rajiv L. Gupta has been nominated to serve as a director. Of the continuing directors, W. Thacher Brown, Frank
B. Foster, III and Peter McCausland were elected at the 1995 Annual Meeting and John A.H. Shober, Merril L. Stott and Argeris N. Karabelas were elected by the stockholders at the 1996 Annual Meeting. Erroll C. Sult, a director since 1988, is not standing for re-election.

     All nominees have indicated that they are willing and able to serve as directors if elected. In the event that any nominee should become unavailable, the proxy will be voted for the election of any substitute nominee designated by the Board of Directors or its Nominating and Compensation Committee.

     The Board of Directors recommends that you vote FOR the election of Messrs. Naylor, Yohe and Gupta.

     Set forth below is certain information regarding the three nominees for election at the Annual Meeting and the remaining six directors whose terms are continuing until the 1997 and 1998 Annual Meetings.

Nominees For Election for Terms Expiring at the 2000 Annual Meeting:

Robert E. Naylor, Jr.         Mr. Naylor, age 64, retired from the Rohm & Haas
                              Company, a specialty chemical manufacturer, in December 1995. For ten years prior to his retirement, he had been Group Vice
                              President and a director of Rohm & Haas Company.
                              Mr. Naylor has served as a director of the Company since 1992.

Robert L. Yohe                Mr. Yohe, age 61, is an independent investor,
                              corporate director and advisor.  He was Vice
                              Chairman of Olin Corporation and a member of its Board of Directors until 1994. Mr. Yohe is a Director of BetzDearborn, Inc., Calgon Carbon
                              Corporation and The Middleby Corporation. He also is a trustee of Lafayette College. Mr.
                              Yohe has served as a director of the Company since 1994.

Rajiv L. Gupta                Mr. Gupta, age 51, has been a Vice President,
                              and the director for the Asia-Pacific region, of Rohm and Haas Company, a specialty chemical manufacturer, since 1993, where he oversees and facilitates the growth of the company's businesses in the Asia-Pacific area. In addition, in 1996, Mr. Gupta was appointed to Rohm and Haas' Chairman's Committee and is responsible for overseeing the Shipley Company, Rohm and Haas' electronic chemicals subsidiary.
                              Prior to that, from 1971 until 1993, he held various financial and management positions with Rohm and Haas, including business unit director for the plastics additives business.
                              Mr. Gupta serves as a member of the boards of trustees of International House and St.
                              Christopher's Hospital for Children.

Directors Serving for Terms Expiring at the 1998 Annual Meeting:

W. Thacher Brown              Mr. Brown, age 49, has been the Chairman,
                              President and a director of 1838 Investment
                              Advisors, Inc., an investment management company, and President of 1838 Investment
                              Advisors, L.P., since July 1988, and
                              has been President of 1838 Investment Advisors
                              Funds since 1995.  He is a director of the 1838
                              Bond Debenture Trading Fund Inc., the 1838
                              Investment Advisors Funds and The Harleysville
                              Mutual Insurance Company, and was a Senior Vice
                              President and a director of Drexel Burnham
                              Lambert Incorporated for more than four years prior to 1988. Mr. Brown has been a director of the Company since 1989.

Frank B. Foster, III          Mr. Foster, age 63, has been Chairman of DBH
                              Associates, a venture capital/consulting firm, since 1989. He was President and CEO of Diamond-Bathurst Inc., a publicly-held manufacturer of glass containers, from 1975 until he founded DBH. He also serves as a director of Contour Packaging, U.S. Precision
                              Glass, Fragrance Impressions, Ltd., Carr-Lowrey
                              Glass Company, 1838 Investment Advisors Funds and OAO Technology Solutions, Inc. Mr. Foster has been a director of the Company since 1986.

Peter McCausland              Mr. McCausland, age 47, has been a Director of
                              the Company since June 1986, the Chairman of the Board and Chief Executive Officer of the Company since May 1987, President from June 1986 to
                              August 1988, from April 1, 1993 to November 30,
                              1995 and since April 1, 1997, and Chairman and
                              Chief Executive Officer of US Airgas since its organization in February 1982. From January 1982 until June 1990, Mr. McCausland was a partner in the law firm of McCausland, Keen & Buckman, Radnor, Pennsylvania, which provides legal services to the Company. Mr. McCausland serves as a director of Hercules, Inc.

Directors Serving for Terms Expiring at the 1999 Annual Meeting:

John A.H. Shober              Mr. Shober, age 64, is a private investor and
                              corporate director. He has been a director of Penn Virginia Corporation, a natural resources company, since 1978, Vice Chairman of the Board of Directors from 1992 to 1996, and President and Chief Executive Officer from 1989 to
                              1992.  He also serves as a director of
                              BetzDearborn, Inc., Anker Coal Group, Inc.,
                              Charter Power Systems, Inc., Ensign Bickford
                              Industries, Inc., First Reserve Corporation and
                              MIBRAG mbH, and is a member of the Board of Managers of Pennsylvania Hospital and a member of the Board of Trustees of Eisenhower Exchange
                              Fellowships. Mr. Shober has served as a director of the Company since 1990.

Merril L. Stott               Mr. Stott, age 68, has been providing management
                              consulting services to the Company since April
                              1, 1994. Prior to that, he was the Director of Management Development for the Company from April 1, 1993 to March 31, 1994, was President from April 1, 1991 to March 31, 1993, and was Vice President-Operations from August
                              1988 to March 31, 1991. Mr. Stott has served as a director of the Company since 1993.

Argeris N. Karabelas          Mr. Karabelas, age 44, has been the Executive
                              Vice President of SmithKline Beecham
                              Pharmaceuticals, a healthcare company, since
                              December 1996. From 1993 to December 1996, he was President of SmithKline Beecham
                              Pharmaceuticals' North American Division. Prior to 1993, he held a variety of marketing and sales positions at SmithKline Beecham, including
                              Senior Vice President of Marketing from 1990 to
                              1993. From 1989 to 1990, Mr. Karabelas was CEO of Cytotherapeutics, a biotechnology company.
                              Prior to that, he was an Assistant Professor of Industrial Pharmacy and Pharmacokinetics at the Massachusetts College of Pharmacy. Mr.
                              Karabelas has served as a director of the Company since August 1996.

Board of Directors and Committees

     The Board of Directors held 11 meetings during the year ended March 31, 1997. The average attendance by directors at these meetings was 100 percent, and all incumbent directors attended 100 percent of the Board and Committee meetings they were scheduled to attend.

     The standing committees of the Board of Directors are an Executive Committee, a Nominating and Compensation Committee and an Audit Committee. These committees held, respectively, one meeting, five meetings and three meetings during the year ended March 31, 1997.

     The members of the Executive Committee are Messrs. McCausland, Foster, Shober and Stott. As authorized by Delaware law and the Company's Bylaws, the Executive Committee may exercise all of the powers of the Board of Directors when the Board is not in session, except that it may not elect directors or appoint officers, amend the Bylaws, declare dividends, appoint members of the Executive Committee, approve the acquisition of substantially all the assets or capital stock of a corporation or business entity which has annual sales in excess of 20% of the annual sales of the Company or take any other action which may only be taken by the Board.

     The members of the Nominating and Compensation Committee are Messrs. Naylor, Shober and Karabelas. Its responsibilities include the review of compensation practices and corporate benefit plans of the Company, and the review and recommendation of prospective officers and Board members. The Committee does not consider nominations for Board membership made by the Company's stockholders.

     The members of the Audit Committee are Messrs. Brown, Foster and Yohe. Its duties include the selection of independent accountants subject to the approval of the stockholders, review of the scope and results of the audit and review of the organization and scope of the Company's internal auditing and financial controls.

Compensation of Directors

     Directors (other than those who are employees of the Company) are paid an annual retainer of $9,000 plus a fee of $1,000 for each Board or Committee meeting attended, and have been entitled to participate in the 1989 Non-Qualified Stock Option Plan for Directors (Non-Employees) (the "1989 Directors' Plan"). Under the 1989 Directors' Plan, on the date of each annual meeting of stockholders, continuing directors were granted options to purchase 8,000 shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of grant. The options are exercisable immediately and have terms of 10 years. Messrs. Brown, Foster, Karabelas, Naylor, Shober, Sult, Stott and Yohe each received options to acquire 4,000 shares (after they each waived their right to options to acquire 4,000 shares) in fiscal 1997. Subject to approval by the stockholders at the 1997 Annual Meeting, the proposed 1997 Directors' Stock Option Plan (the "1997 Directors' Plan") will replace the 1989 Directors' Plan. See "Proposal to Approve the 1997 Directors' Stock Option Plan" for a description of the 1997 Directors' Plan. The Chairman of the Audit Committee and the Nominating and Compensation Committee also receive an additional $3,000 annual retainer. Directors are also reimbursed for their travel expenses for attendance at Board and Committee meetings.

Filings Under Section 16(a)

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the securities with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no greater than ten percent stockholders, other than one person who is an officer and director.

     Based solely on its review of the copies of the forms received by it with respect to the 1997 fiscal year, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all of its officers and directors complied with all filing requirements applicable to them.

                        EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation paid during the fiscal years ended
March 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers based on salary and bonus earned during the 1997 fiscal year.

Summary Compensation Table (continued on next page)

                        Annual Compensation
                       Long Term Compensation
                       _______________________

                                                          Other Annual
Name and Principal     Fiscal                             Compensation
   Position            Year      Salary ($)   Bonus ($)   ($)(1)
_________________      ______    __________   _________   ____________

Peter McCausland        1997      500,000       405,000      (1)
Chairman and            1996      500,000       497,500
Chief Executive Officer 1995      325,000       580,280

Hermann Knieling        1997      250,000        73,750      (1)
President and Chief     1996      163,333        71,000
Operating Officer (3)   1995      120,000        64,733

E. Pat Baker            1997      150,000        84,750      (1)
Division President      1996      120,000        53,000
-East (5)               1995      103,000        43,598

Alfred B. Crichton      1997      150,000        61,950      (1)
Division President      1996      127,500        53,000
-West                   1995      122,308        64,733

Kenneth A. Keeley       1997      150,556        49,988      (1)
Division President      1996      150,556        55,000
- North (8)             1995      152,062        64,733

Summary Compensation Table (continued from previous page)
                                    Long Term Compensation
                                    ______________________
                                        Securities               All Other
Name and Principal     Restricted       Underlying    LTIP       Compensation
   Position            Stock Awards     Options (#)   Payouts    ($)(1)
_________________      ____________     ___________   ________   ____________

Peter McCausland        None             100,000       None       3,911 (2)
Chairman and            None             144,000       None       6,066
Chief Executive Officer None             216,000       None       5,766

Hermann Knieling        None              35,000       None       6,373 (4)
President and Chief     None              34,000       None       8,513
Operating Officer (3)   None              40,400       None       6,900

E. Pat Baker 1997       None              23,000       None       6,150 (6)
Division President      None              32,000       None       6,528
-East (5)               None               8,000       None       6,132

Alfred B. Crichton      None              20,000       None       5,598 (7)
Division President      None              34,000       None       6,383
-West                   None              44,400       None       6,494

Kenneth A. Keeley       None              20,000       None       6,161 (9)
Division President      None              32,000       None       8,316
- North (8)             None              40,400       None       8,125



(1) Amount does not exceed the lesser of $50,000 or 10% of total salary and bonus.
(2) Consists of $3,563 of employer matching contributions and additional discretionary contributions based on the profitability of the Company under the Company's 401(k) Plan, and the value of life insurance premiums of $348 paid for the benefit of Mr. McCausland.
(3) Mr. Knieling served as President and Chief Operating Officer until March 1997, and has been Executive Vice President and Group President - Manufacturing, Business Engineering and International since April 1, 1997.
(4) Consists of $4,969 of employer matching contributions and discretionary contributions based on the profitability of the Company under the Company's 401(k) Plan and the value of life insurance premiums of $1,404 paid for the benefit of Mr. Knieling.
(5) Mr. Baker served as Division President-Eastern Division until March 1997, and has been Group President-Distribution since April 1, 1997.
(6) Consists of $5,250 of employer matching contributions and additional discretionary contributions based on the profitability of the Company under the Company's 401(k) Plan, and the value of life insurance premiums of $900 paid for the benefit of Mr. Baker.
(7) Consists of $5,250 of employer matching contributions and additional discretionary contributions based on the profitability of the Company under the Company's 401(k) Plan and the value of life insurance premiums of $348 paid for the benefit of Mr. Crichton.
(8)    Mr. Keeley retired from the Company on May 30, 1997.
(9) Consists of $5,261 of employer matching contributions and additional discretionary contributions based on the profitability of the Company under the Company's 401(k) Plan and the value of life insurance premiums of $900 paid for the benefit of Mr. Keeley.

Option Grants During 1997 Fiscal Year (continued on next page)

       The following table provides information related to options granted to the named executive officers during fiscal 1997. The Company does not have any outstanding stock appreciation rights.

Individual Grants
______________________________________________________________________________

                    No. of
                    Securities   % of Total
                    Underlying   Options
                    Options      Granted to
                    Granted      Employees in   Exercise        Expiration
Name                (#)(2)       Fiscal Year    Price ($/Sh)      Date
____                _________    ____________   ____________    ___________

Peter McCausland    100,000        12.7%         $22.00        May 24, 2006

Hermann Knieling     35,000         4.4           22.00        May 24, 2006

E. Pat Baker         23,000         2.9           22.00        May 24, 2006

Alfred B. Crichton   20,000         2.5           22.00        May 24, 2006

Kenneth A. Keeley    20,000         2.5           22.00        May 24, 2206

Options Granted During 1997 Fiscal Year (continued from previous page)

                                 Potential Realization Value at
                                 Assumed Annual Rates of Stock
                                 Price Appreciation for Option
                                 Term (1)
                                 _______________________________



Name                     0%($)(3)          5%($)(3)      10%($)(3)
____                     ________          ________      _________

Peter McCausland          $ 0             $1,383,568     $3,506,233

Hermann Knieling            0                484,249      1,227,182

E. Pat Baker                0                318,221        806,434

Alfred B. Crichton          0                276,714        701,247

Kenneth A. Keeley           0                276,714        701,247

__________________________

(1) These amounts, based on assumed appreciation rates of 0%, 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(2) Options to acquire shares of Common Stock, which become exercisable in four equal annual installments beginning May 24, 1997.

(3) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders. If the named executive officers realize the appreciated values based on the 5% and 10% appreciation rates set forth in the table, total stockholder value will have appreciated by approximately $919 million and $2.3 billion, respectively, and the value of the named executive officers' appreciation will be approximately 0.3% of the total stockholders' appreciation. Potential stock price appreciation to all stockholders is calculated based on a total of 66,818,522 shares of Common Stock outstanding on May 30, 1997, and a price of $21.88 per share, the weighted average exercise price of options granted in fiscal 1997 referred to in the table above.

Aggregated Option Exercises During 1997 Fiscal Year and Fiscal Year-End Option Values (continued on next page)

  The following table provides information related to employee options and warrants exercised by the named executive officers during fiscal 1997 and the number and value of such options held at fiscal year-end.


                        Shares             Value
                        Acquired on        Realized
Name                    Exercise (#)       ($)(1)
____                    ___________        ________

 Peter McCausland          ----              ----

 Hermann Knieling          ----              ----

  E. Pat Baker            14,000            279,097

  Alfred B. Crichton       ----              ----

 Kenneth A. Keeley         ----              ----

(columns continued from previous page)

                    Number of Securities
                       Underlying                   Value of Unexercised
                    Unexercised Options             In-the-Money Options
Name                at Fiscal Year-End (#)          at Fiscal Year-End($)(2)
____                ____________________________    __________________________
                    Exercisable     Unexercisable   Exercisable  Unexercisable
                    ___________     _____________   ___________  _____________

 Peter McCausland     1,044,000       384,000        $12,618,660  $1,328,420

 Hermann Knieling       108,900        93,500          1,042,427     236,585

  E. Pat Baker           66,720        55,440           749,060      105,111

  Alfred B. Crichton    163,100        80,500         1,800,577      240,925

 Kenneth A. Keeley      249,800        77,000         3,116,477      231,245


     (1) Represents the difference between the option exercise price and the market value on the date of exercise.

     (2) Value based on the closing price of $16.88 per share on March 31, 1997, less the option exercise price.


Termination of Employment and Change in Control Arrangement

     The Company has agreed that upon Mr. McCausland's termination of employment or change in control of the Company, he is entitled to a payment equal to two times annual salary, the continuation of health insurance and other employee benefits for a three-year period and automatic vesting of all previously granted stock options.



             NOMINATING AND COMPENSATION COMMITTEE REPORT ON
                          EXECUTIVE COMPENSATION

     The Nominating and Compensation Committee of the Board of Directors has furnished the following report on executive compensation. Under the supervision of the Nominating and Compensation Committee, the Company has developed and implemented compensation policies, plans and programs. The Committee is composed of three independent, nonemployee directors. Following review and approval by the Nominating and Compensation Committee, all issues pertaining to executive compensation (other than the granting of stock options or restricted stock awards under the Company's stock option plan) are submitted to the full Board of Directors for approval.

     Since its inception, the Company has maintained the philosophy that compensation of its entire management team, including executive officer level positions through operating management positions at the Company's operating subsidiaries, should be directly and materially linked to operating performance. To achieve this linkage, compensation is heavily weighted towards bonuses paid on the basis of performance and to the award of stock options to a relatively broad level of operating management.

Compensation Principles

     The foundation of the management compensation program is based on beliefs and guiding principles designed to align compensation with business strategy, Company values and management initiatives. The program:

- Rewards executives for long-term strategic management and the enhancement of shareholder value through the award of stock options as a significant percentage of total compensation.

- Integrates compensation programs with both the Company's annual and longer-term strategic planning and measurement processes.

- Provides flexibility in order to maximize local autonomy, which the Company views as an important element of its success.

Executive Compensation Program

     The total compensation program consists of both cash and equity based compensation. The annual compensation consists of a base salary and an annual bonus under the Company's Management Incentive Plan. Incentive compensation is closely tied to corporate and individual performance in a manner that encourages a continuing focus on building profitability and shareholder value. Once each year, the Committee determines the salary ranges for executive officers upon review of salary ranges in companies comparable in size in terms of annual sales and capitalization. The comparison group includes companies in the specialty chemicals industry plus distribution companies and fast growth companies outside of the Company's industrial classification. The Committee included companies outside of the Company's industry in the comparison group because it believes that the Company is similar in certain respects to such companies. Actual salary changes are based upon individual and Company-wide performance and generally are fixed at levels slightly below salary levels paid at companies in the comparison group. The individual's performance is measured against specific management objectives, such as pre-tax profits, operating cash flow, debt repayment, safety targets, programs for training and development of personnel and sales and marketing programs.

     Offsetting the Company's lower base salary levels, however, is the opportunity to earn significantly higher total compensation through incentive bonus and stock option programs. The bonus and stock option components are "at risk," meaning that the ultimate value of the compensation depends on such factors as company financial performance, individual performance and stock price. This at risk portion of the Company's executive compensation ranges from approximately 60% to 75% of total compensation, which represents a higher portion of total compensation than for most of the companies in the comparison group. The Committee approves the participation of key executives in the Management Incentive Plan. Awards for executive officers vary with a combination of the Company's achievement of cash flow and earnings goals and are then adjusted up or down for the executive's achievement of specified objectives and individual job performance. The Company's objectives that the Committee considers are the same as those used to determine salary. The Committee relies on these quantitative and qualitative measures and it uses subjective judgment and discretion in light of these measures and the Company's compensation principles described above to determine base salaries and bonuses.

     Long-term incentives are provided through the grant of stock options.
The Committee reviews and approves the participation of executive officers of the Company and its subsidiaries under the Company's stock option plan. The Committee has the authority to determine the individuals to whom stock options are awarded, the terms of the options and the number of shares subject to each option. The size of option grants are based upon position level. The Committee determines the percentage of total compensation which is to consist of the value of stock options for each position level and divides that value by the estimated value of the options, using the Black-Scholes method. During fiscal 1997, the value of options granted was generally between 45% and 55% of an executive officer's total compensation. Through grants of stock options, the objective of aligning executive officers' long-range interests with those of the stockholders are met by providing the executive officers with the opportunity to build a meaningful stake in the Company. The Company does not have a formal policy regarding stock ownership objectives for executives and, therefore, the Committee does not consider stock option grants previously made. As with the determination of base salaries and bonuses, the Committee relies on quantitative and qualitative measures and exercises subjective judgment and discretion in view of these measures and the Company's general policies. Executive officers may also participate in the Company's 401(k) Plan, which includes Company matching contributions and discretionary contributions based on the Company's profitability, and the Company's Employee Stock Purchase Plan, which permits eligible employees to purchase shares of the Company's Common Stock at varying discounts from the market price, depending on the employee's compensation level.

Chief Executive Officer Compensation

     The Nominating and Compensation Committee reviewed the Chief Executive Officer's compensation for fiscal year 1997 and determined that his base salary would remain the same as it had been in fiscal 1996. This base salary approximates the median level of chief executive officers of the comparison group of companies and is consistent with the Company's objective of paying a higher level of compensation through its at risk bonus and stock option programs. The fiscal 1997 bonus award was based upon the achievement of objective, pre-determined pre-tax profits, operating cash flow and debt repayment (exclusive of acquisition related debt and certain non-recurring charges) targets, as set forth in the Management Incentive Plan, and the Chief Executive Officer's performance in meeting specific strategic and operating objectives, such as the Company's acquisition goals and increases in same-store sales. In determining the number of shares to be awarded as stock options, the Committee considered the executive compensation paid by the comparison group of companies, and upon the Chief Executive Officer's performance.

Deductibility

     The Company intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code (the "Code") of compensation paid to its executive officers while maintaining compensation programs to attract and retain highly qualified executives in a competitive environment.

Robert E. Naylor, Jr., Chairman
John A.H. Shober
A.N. Karabelas

           STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Composite - 500 Stock Index and the S&P Chemicals Composite Index for the period of five years commencing April 1, 1992 and ended March 31, 1997.

Airgas, Inc.
Comparison of Five Year Cumulative Total Return

       900|------------------------------------------------------|
          |                                                      |
          |                                                      |
          |                                                      |
       800|------------------------------------------------------|
          |                                                      |
          |                                                      |
          |                                                      |
       700|------------------------------------------------------|
          |                                         *            |
          |                                                      |
          |                                                      |
       600|------------------------------------------------------|
          |                                                      |
          |                                                  *   |
          |                                                      |
D      500|------------------------------------------------------|
          |                                                      |
O         |                               *                      |
          |                                                      |
L      400|------------------------------------------------------|
          |                                                      |
L         |                      *                               |
          |                                                      |
A      300|------------------------------------------------------|
          |                                                      |
R         |                                                 &    |
          |             *                           &         $  |
S      200|------------------------------------------------------|
          |                                         $            |
          |                               &                      |
          |              $      &$         $                     |
          |              &                                       |
       100|---*&$------------------------------------------------|
          |                                                      |
          |                                                      |
          |                                                      |
         0|----|--------|--------|--------|--------|--------|----|
 March 31,   1992     1993     1994     1995     1996      1997

            * = Airgas     & = Chemicals     $ = S&P 500

|-----------|-------|--------|--------|--------|--------|--------|
|March 31,  | 1992  |  1993  |  1994  |  1995  |  1996  |   1997 |
|-----------|-------|--------|--------|--------|--------|--------|
|* Airgas   | 100   | 209.45 | 358.14 | 444.03 | 666.05 | 565.52 |
|-----------|-------|--------|--------|--------|--------|--------|
|& Chemicals| 100   | 102.27 | 122.24 | 147.32 | 208.47 | 243.24 |
|-----------|-------|--------|--------|--------|--------|--------|
|$ S&P      | 100   | 115.23 | 116.93 | 135.13 | 178.51 | 213.89 |
|-----------|-------|--------|--------|--------|--------|--------|

The graph above assumes that $100 was invested on April 1, 1992, in Airgas, Inc. Common Stock, the S&P Chemicals Composit Index and the S&P 500 Index.

                       CERTAIN TRANSACTIONS


     The Company leases two properties from Mr. Knieling under two leases that expire in fiscal 2002. During fiscal 1997, the Company made rental payments to Mr. Knieling in the aggregate amount of $71,348. The leases were executed in connection with the purchase by the Company of Mr. Knieling's business prior to his employment by the Company. The Company believes that the terms of the leases are no less favorable than could have been obtained in arms-length transactions with unaffiliated third parties.

     Since April 1, 1996, National Welders Supply Co., Inc., of which Mr. Sult is the President and CEO, paid $443,000 to the Company for the purchase of nitrous oxide, $131,000 to the Company for the purchase of specialty gases and $1,093,000 to a joint venture of the Company for the purchase of calcium carbide. The Company believes that the terms of the transactions are no less favorable than could have been obtained in arms-length transactions with unaffiliated third parties.

     On June 28, 1996, the Company acquired, pursuant to the terms of a joint venture agreement, 45% of the voting capital stock of National Welders Supply Co., Inc. ("NWS") for cash and notes totaling approximately $47.6 million. In connection with the agreement, during the three-year period beginning on July 1, 2006, the major shareholders of NWS have the right to cause NWS to redeem their NWS preferred stock for either $58.1 million in cash or to exchange such preferred stock for approximately 2.38 million shares of the Company's Common Stock. The Company receives a fee from NWS for services rendered by the Company on behalf of the joint venture. The fees earned by the Company for the nine months ended March 31, 1997 totaled $627,000.

     The Company leases cylinders from William A. Rice, Jr., Division President - Industrial Distribution and Purchasing, of the Company, under a capital lease continuing through December 1997. The lease was executed in connection with the purchase by the Company of Mr. Rice's business prior to his employment by the Company. During its 1997 fiscal year, the Company made principal and interest payments totaling $174,000 under the cylinder lease. The Company believes that the terms of the lease are no less favorable than could have been obtained in arms-length transactions with unaffiliated third parties.

     In April 1997, the Company made an unsecured loan of $207,595 and a loan of $199,999 secured by a pledge of shares of the Company's Common Stock to Ronald B. Rush, Division President - South, to assist in the payment of the purchase price of an interest in a subsidiary and taxes incurred as a result of the exchange of the interest for the Company's Common Stock. Each loan has an annual interest rate of 8%, with principal and interest due and payable on or before December 31, 1997.

                       SECURITY OWNERSHIP

     The following table sets forth certain information, according to information supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on March 31, 1997 (i) by each person who is the beneficial owner of more than 5% of the Common Stock; (ii) by each nominee for director and director (who is a nominee or continuing director); (iii) by each executive officer named in the Summary Compensation Table; and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares listed.

                             Amount and Nature of       Percentage of
Name of Beneficial Owner     Beneficial Ownership(1)    Shares Outstanding
________________________     ________________________   __________________

Peter McCausland
612 East Gravers Lane
Wyndmoor, PA . . . . . .         9,840,380 (2)(3)(4)         14.2%

W. Thacher Brown . . . .           118,000 (2)(5)               *

Frank B. Foster, III . .            59,600 (2)                  *

John A. H. Shober. . . .            60,000 (2)                  *

Merril L. Stott. . . . .           206,984 (2)(6)               *

Robert E. Naylor, Jr.. .            37,000 (2)                  *

Robert L. Yohe . . . . .            21,500 (2)                  *

Argeris N. Karabelas.. .             4,600 (2)                  *

Rajiv L. Gupta . . . . .                -0-                     *

Hermann Knieling . . . .           251,617 (2)(4)               *

E. Pat Baker . . . . . .            96,907 (2)(4)               *

Alfred B. Crichton . . .           229,681 (2)(4)               *

Kenneth A. Keeley. . . .           553,385 (2)(4)(7)            *

Thomas W. Smith
323 Railroad Avenue
Greenwich, CT 06830. . .         3,695,600 (8)                  5.4

Edward J. McAree
323 Railroad Avenue
Greenwich, CT 06830. . .         3,698,000 (8)                  5.4

Thomas N. Tryforos
323 Railroad Avenue
Greenwich, CT 06380. . .         3,696,392 (8)                  5.4

Putnam Investments, Inc.
One Post Office Square
Boston, Massachusetts 02109 . .  6,837,847 (9)                 10.0

The Capital Group Companies, Inc.
333 South Hope Street
Los Angeles, California 90071 .  4,064,300 (10)                   6.0

Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071 .  4,064,300 (10)                   6.0

All directors and executive officers
 as a group (24 persons)        13,068,675 (1)(2)(3)(4)(5)(6)(7) 18.4

________________________
*  Less than 1% of the outstanding Common Stock

(1) Includes all options and other rights to acquire shares exercisable on or within 60 days of March 31, 1997. Each of the amounts beneficially owned have been adjusted to reflect a 2-for-1 stock split of Airgas' Common Stock effective on April 15, 1996.

(2) Includes the following number of shares of Common Stock which may be acquired by certain directors and executive officers through the exercise of options which were exercisable as of March 31, 1997 or became exercisable within 60 days of that date: Mr. McCausland, 1,227,000 shares; Mr. Brown, 54,000 shares; Mr. Foster, 46,000 shares; Mr. Shober, 38,000 shares; Mr. Stott, 22,000 shares; Mr. Naylor,
       14,000 shares; Mr. Karabelas, 4,000 shares; Mr. Keeley, 285,700 shares; Mr. Knieling, 149,050 shares; Mr. Baker, 86,910 shares; Mr. Crichton, 200,500 shares; Mr. Yohe, 14,000 shares; and all directors and executive officers as a group, 2,948,248 shares.

(3) Investment and/or voting power with respect to 2,167,144 of such shares are shared with, or under the control of, members of Mr. McCausland's immediate family, and 79,237 shares are held by a charitable foundation of which Mr. McCausland is an officer and director.

(4) Includes the following shares of Common Stock held under Airgas' 401(k) Plan as of January 31, 1997: Mr. McCausland, 32,452 shares; Mr. Keeley, 18,191 shares; Mr. Knieling, 10,273 shares; Mr. Baker, 9,910 shares; Mr. Crichton, 7,255 shares; and all executive officers as a group, 117,269 shares.

(5)    Includes 8,000 shares owned by members of Mr. Brown's immediate family.

(6) Includes 180,800 shares owned in a living trust of which Mr. Stott and his spouse are co-trustees and their children are the beneficiaries.

(7) Includes 253,084 shares owned in a living trust, of which Mr. Keeley is both trustee and beneficiary and 2,200 shares held in a partnership, the partners of which are Mr. Keeley and his two sons.

(8) Messrs. Smith, McAree and Tryforos jointly reported on a Schedule 13D, dated February 11, 1994, (upon which Airgas has relied in making this disclosure) that in their capacities as investment managers for certain managed accounts consisting of three private investment limited partnerships (of which each is a general partner) and an employee profit sharing plan of a corporation of which Mr. Smith is the sole stockholder (and for which each of them is a trustee) they had the following voting and investment power for shares of the Common Stock:

       Messrs. Smith, McAree and Tryforos each have shared voting and dispositive power for 3,695,600 shares; Mr. McAree has sole voting and dispositive power for 2,400 shares; and Mr. Tryforos has sole voting and dispositive power for 792 shares.

(9) Putnam Investments, Inc. ("PI"), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., wholly owns Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI, PIM and PAC together filed a Schedule 13G/A dated January 28, 1997, upon which Airgas has relied in making this disclosure. PI has shared voting power as to 131,545 shares and shared dispositive power as to 6,837,847 shares; PIM has shared dispositive power as to 6,604,702 shares and PAC has shared voting power as to 131,545 shares and shared dispositive power as to 233,145 shares.

(10) Capital Research and Management Company ("Capital Research"), a registered investment adviser, is a wholly-owned subsidiary of The Capital Group Companies ("Capital Group"). Capital Research and Capital Group reported that they have sole dispositive power and therefore beneficially own 4,064,300 shares as the result of Capital Research acting as investment adviser to various investment companies. Capital Research and Capital Group together filed a Schedule 13G dated February 22, 1997, upon which Airgas has relied in making this disclosure.


                         PROPOSAL TO APPROVE THE
                        THE 1997 STOCK OPTION PLAN


  On May 15, 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Stock Option Plan (the "1997 Plan"). The text of the 1997 Plan is set forth in Exhibit A to this Proxy Statement. The following summary is subject to, and qualified in its entirety by reference to, Exhibit A.

  The Company believes that the granting of stock options and restricted stock is an additional incentive to employees to enter into or remain employees of the Company and to devote themselves to the Company's success. As of March 31, 1997, there were approximately 500 employees who were eligible to receive options or restricted stock under the 1997 Plan.

  Upon stockholder approval of the 1997 Plan, no additional options will be granted under the 1984 Stock Option Plan.

Vote Required for Approval

  To be adopted, the 1997 Plan must be approved by a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting.

  The Board unanimously recommends a vote FOR the adoption of the 1997 Plan.

Description of the Plan

  Eligibility

  Those persons who are employees and independent contractors of the Company are eligible to be selected by the Nominating and Compensation Committee (the

"Committee") of the Board of Directors. In selecting participants, the Committee may consider the nature of the person's services and responsibilities, the person's present and potential contribution to the Company's success, and other factors it deems relevant.

  Types of Grants

  The 1997 Plan authorizes (i) the granting of incentive stock options ("Incentive Options") to purchase shares of the Company's Common Stock, (ii) the granting of nonqualified stock options ("Nonqualified Options") to purchase shares of the Company's Common Stock, and (iii) the granting of shares of the Company's Common Stock subject to conditions of forfeiture ("Restricted Stock Awards"). Unless the context otherwise requires, the term "Option" includes both Incentive Options and Nonqualified Options.

  Administration

  The 1997 Plan is administered by the Committee which shall consist of at least two non-employee members of the Board of Directors. The Committee in its sole discretion determines the eligible persons to be awarded Options and Restricted Stock Awards, the number of shares subject thereto and the exercise price of Options, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1997 Plan by the Committee is final, binding and conclusive.

  Common Stock Subject to the 1997 Plan

  A total of 8,000,000 shares of Common Stock (subject to adjustment as discussed below) have been reserved for sale upon exercise of Options and Restricted Stock Awards granted under the 1997 Plan, provided that the Committee may not issue more than 1,000,000 shares as Restricted Stock Awards, and that Restricted Stock Awards under the 1997 Plan and the 1997 Directors' Stock Option Plan (which is also being voted upon at the meeting) in any calendar year may not exceed, in the aggregate, 0.5% of the shares of Common Stock issued and outstanding on any date of grant.

  Granting of Options

  As of the date hereof, there were approximately 500 employees who were eligible to receive Options and Restricted Stock Awards under the 1997 Plan. The Committee will grant Options and Restricted Stock Awards from time to time in its discretion. No determination has been made as to the number of Options that in the future may be allocated to the individuals named in the Summary Compensation Table, current executive officers as a group, or all employees (including all current officers who are not executive officers) as a group, as a result of the adoption of the 1997 Plan.

  Exercise Price of Options

  Options may not be granted with an exercise price per share that is less than the closing price of a share of Common Stock at the date of grant.

  Payment of Exercise Price

  The exercise price of an Option may be paid in cash, by certified check, by the delivery of already owned Common Stock having a fair market value equal to the exercise price, by the use of the cashless exercise features of the 1997 Plan, or by such other mode of payment as the Committee may approve, provided, however, that if the optionee acquired such stock directly or indirectly from the Company, he shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option.

  Special Provisions for Incentive Options

  An employee may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant and such Incentive Option expires not later than five years from the date of grant.

  Transferability of Options

  No Incentive Option granted under the 1997 Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee may grant Nonqualified Options that are transferable without consideration, to immediate family members.

  Exercisability of Options

  Unless the Committee provides otherwise, Options are exercisable in four cumulative, annual installments of 25% of the shares subject to the Option beginning one year after grant, provided that the Optionee remains an employee of the Company on such dates. If an optionee's employment terminates due to death, disability or retirement, the next annual installment which would become exercisable on the next anniversary will become exercisable. The 1997 Plan provides that upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, each Option shall immediately become exercisable in full.

  Expiration of Options

  The expiration date of an Option is determined by the Committee at the time of the grant, but, unless otherwise provided by the Committee, Options will not be exercisable after the expiration of 10 years from the date of grant of the Option. Options generally terminate 90 days after the date that the optionee's employment terminates, except that Incentive Options terminate on the expiration of the Incentive Option if termination is due to death. Nonqualified Options remain exercisable for the full term of the Option if termination is due to death, disability or retirement. Options terminate immediately if the Committee finds that the optionee has engaged in certain dishonest acts, has disclosed trade secrets or confidential information or has engaged in competition with the Company.

  As described below, an Option becomes exercisable in full upon the occurrence of certain corporate transactions.

  Restricted Stock Awards

  A Restricted Stock Award is an award of Common Stock that vests at such time and in such installments as may be determined by the Committee, and until it vests, is subject to restrictions on transferability and to the possibility of forfeiture. In addition, each grant of Restricted Stock Awards will be subject to such other restrictions as are set by the Committee. If the Committee finds that the participant has engaged in certain dishonest acts, has disclosed trade secrets or confidential information or has engaged in competition with the Company, the nonvested shares will be forfeited, and all shares become nonforfeitable if a change in control occurs.

  Adjustments

  The 1997 Plan provides for adjustments to the number of shares under which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of the Company's Common Stock.

  Certain Corporate Transactions

  All outstanding Options that are not exercisable automatically become immediately exercisable upon a change in control, as defined in the 1997 Plan. In general, a change in control is deemed to have occurred when (1) a change in the majority of the Board of Directors occurs during any two-year period without the approval of a majority of directors in office at the beginning of such period, (2) any person or group, other than the Company, an affiliate, or an employee benefit plan, becomes the beneficial owner of securities representing more than 20% of combined voting power of Company's outstanding securities, or (3) the stockholders approve a merger or other disposition of all or substantially all of the Company's assets, if the Company's stockholders immediately before the transaction own, immediately after such transaction, equity securities possessing less than 50% of the voting power of the surviving or acquiring corporation.

  Amendments; Term of Plan

  The Board may amend or terminate the 1997 Plan at any time subject to stockholder approval in certain instances. The Board may not amend the 1997 Plan without stockholder approval to increase the number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted or to change the class of individuals eligible to participate in the 1997 Plan. No Options or Restricted Stock Awards may be granted under the 1997 Plan after May 15, 2007.

  Tax Withholding

  A grantee of an Option or a Restricted Stock Award may elect to satisfy withholding taxes by delivering to the Company shares of the Company's Common Stock having a fair market value equal to such withholding taxes. The Committee may impose such limitations and prohibitions on the use of shares of Common Stock to satisfy withholding tax requirements as it deems appropriate.

Federal Income Tax Consequences

  Grants of Options

  Under current tax laws, the grant of an Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant.

  Exercise of Nonqualified Options and Subsequent Sale of Stock

  Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the Company's Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of the Common Stock received upon the exercise of a Nonqualified
Option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

  Exercise of Incentive Options and Subsequent Sale of Stock

  The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of the Company's Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of the Company's Common Stock received upon exercise of an Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Option.

  If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Company's Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Company's Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

  Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the Company's Common Stock received over the exercise price. If, however, an optionee disposes of the Company's Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

  Restricted Stock Awards

  The recipient of a Restricted Stock Award recognizes no income and the Company can take no deduction for federal income tax purposes when a Restricted Stock Award is granted, unless the recipient makes an election to recognize income on the date of grant. On the date of vesting of shares subject to a Restricted Stock Award (or if a participant so elects, on the date of grant) a participant will realize ordinary income in an amount equal to the fair market value of the shares on that date and the Company, upon compliance with certain withholding tax rules, will be entitled to a deduction in the same amount. If a participant who elects to recognize income on the date of grant subsequently forfeits shares subject to the participant's Restricted Stock Award, the participant will not be entitled to either a deduction for the amount previously recognized as income with respect to the forfeited shares or refund of any taxes paid thereon.

Stock Price Information

  The closing price of the Company's Common Stock on the New York Stock Exchange on June 20, 1997 was $20.

New Plan Benefits

  The table below summarizes the number of options that would have been granted to each of the indicated persons under the 1997 Plan (rather than under the 1984 Stock Option Plan), had the 1997 Plan been in effect during the last fiscal year.

     Name and Position                          Number of Shares(1)
     _________________                          ___________________

  Peter McCausland, Chairman
     and Chief Executive Officer. .                  100,000

  Hermann Knieling, President
     and Chief Operating Officer. .                   35,000

  E. Pat Baker, Division
     President - East . . . . . . .                   23,000

  Alfred B. Crichton, Division
     President - West . . . . . . .                   20,000

  Kenneth A. Keeley, Division
     President - North. . . . . . .                   20,000

  Executive Officer Group . . . . .                  329,750

  Non-Executive Officer Employee Group . . . . . .   455,935

________________________
(1) Except for the options listed above which were granted in May 1996 under the 1984 Stock Option Plan, it is not possible to determine what awards the Committee will grant under the 1997 Plan since the 1997 Plan is a discretionary plan.

                            PROPOSAL TO APPROVE THE
                       1997 DIRECTORS' STOCK OPTION PLAN

     On May 15, 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Directors' Stock Option Plan (the "1997 Directors' Plan"). The text of the 1997 Directors' Plan is set forth in Exhibit B to this Proxy Statement. The following summary is subject to, and qualified in its entirety by reference to, Exhibit B.

     The Company believes that the granting of stock options and restricted stock will be beneficial to the Company and its stockholders since a substantial portion of the compensation of its non-employee directors will be linked to the performance of the Company. As of March 31, 1997, there were eight non-employee directors who were eligible to receive options or restricted stock under the 1997 Directors' Plan.

     Upon stockholder approval of the 1997 Directors' Plan, no additional options will be granted under the 1989 Non-Qualified Stock Option Plan for Directors (Non-Employees).

Vote Required for Approval

     To be adopted, the 1997 Directors' Plan must be approved by a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting.

     The Board unanimously recommends a vote FOR the adoption of the 1997 Directors' Plan.

Description of the Plan

     Eligibility

     Those persons who are non-employee directors of the Company are eligible to be selected by the Nominating and Compensation Committee (the "Committee") of the Board of Directors. In selecting participants, the Committee may consider the nature of the person's services and responsibilities, the person's present and potential contribution to the Company's success and other factors it deems relevant.

     Types of Grants

     The 1997 Directors' Plan authorizes (i) the granting of nonqualified stock options ("Options") to purchase shares of the Company's Common Stock and
(ii) the granting of shares of the Company's Common Stock subject to conditions of forfeiture ("Restricted Stock Awards").

     Administration

     The 1997 Directors' Plan is administered by the Committee which shall consist of at least two non-employee members of the Board of Directors. The Committee in its sole discretion determines the eligible persons to be awarded Options and Restricted Stock Awards, the number of shares subject thereto and the exercise price of Options, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1997 Directors' Plan by the Committee is final, binding and conclusive.

     Common Stock Subject to the 1997 Directors' Plan

     A total of 500,000 shares of Common Stock (subject to adjustment as discussed below) have been reserved for sale upon exercise of Options and Restricted Stock Awards granted under the 1997 Plan, provided that the Committee may not issue more than 100,000 shares as Restricted Stock Awards, and that Restricted Stock Awards under the 1997 Plan (which is also being voted upon at the meeting) and the 1997 Directors' Plan in any calendar year may not exceed, in the aggregate, 0.5% of the shares of Common Stock issued and outstanding on any date of grant.

     Granting of Options

     The Committee will grant Options and Restricted Stock Awards from time to time in its discretion. No determination has been made as to the number of Options that in the future may be allocated to the non-employee directors as a group, as a result of the adoption of the 1997 Directors' Plan. See "Election of Directors - Compensation of Directors."

     Exercise Price of Options

     Options may not be granted with an exercise price per share that is less than the closing price of a share of Common Stock at the date of grant.

     Payment of Exercise Price

     The exercise price of an Option may be paid in cash, by certified check, by the delivery of already owned Common Stock having a fair market value equal to the exercise price, by the use of the cashless exercise features of the 1997 Directors' Plan, or by such other mode of payment as the Committee may approve, provided, however, that if the optionee acquired such stock directly or indirectly from the Company, he shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option. The Committee may impose such limitations and prohibitions on the use of shares of Common Stock to pay the exercise price as it deems appropriate.

     Transferability of Options

     The Committee may grant Options that are transferable, without consideration, to immediate family members.

     Exercisability of Options

     Unless the Committee provides otherwise, and subject to stockholder approval, Options are exercisable in full on the date of grant. The 1997 Directors' Plan provides that upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, each Option that is not exercisable shall immediately become exercisable in full.

     Expiration of Options

     The expiration date of an Option is determined by the Committee at the time of the grant, but, unless otherwise provided by the Committee, Options will not be exercisable after the expiration of 10 years from the date of grant of the Option. Options generally terminate one year after termination of service due to death. Options terminate immediately if the Committee finds that the optionee has engaged in certain dishonest acts, has disclosed trade secrets or confidential information or has engaged in competition with the Company.

     As described below, an Options that is not exercisable in full becomes exercisable in full upon the occurrence of certain corporate transactions.

     Restricted Stock Awards

     A Restricted Stock Award is an award of Common Stock that vests at such time and in such installments as may be determined by the Committee, and until it vests, is subject to restrictions on transferability and to the possibility of forfeiture. In addition, each grant of Restricted Stock Awards will be subject to such other restrictions as are set by the Committee. If the Committee finds that the participant has engaged in certain dishonest acts, has disclosed trade secrets or confidential information or has engaged in competition with the Company, the nonvested shares will be forfeited, and all shares become nonforfeitable if a change in control occurs.

     Adjustments

     The 1997 Directors' Plan provides for adjustments to the number of shares under which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of the Company's Common Stock.

     Certain Corporate Transactions

     All outstanding Options that are not exercisable automatically become immediately exercisable upon a change in control, as defined in the 1997 Directors' Plan. In general, a change in control is deemed to have occurred when (1) a change in the majority of the Board of Directors occurs during any two-year period without the approval of a majority of directors in office at the beginning of such period, (2) any person or group, other than the Company, an affiliate, or an employee benefit plan, becomes the beneficial owner of securities representing more than 20% of combined voting power of Company's outstanding securities, or (3) the stockholders approve a merger or other disposition of all or substantially all of the Company's assets, if the Company's stockholders immediately before the transaction own, immediately after such transaction, equity securities possessing less than 50% of the voting power of the surviving or acquiring corporation.

     Amendments; Term of Plan

     The Board may amend the 1997 Directors' Plan at any time subject to stockholder approval in certain instances. The Board may not amend the 1997 Directors' Plan without stockholder approval to increase the number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted. No Options or Restricted Stock Awards may be granted under the 1997 Directors' Plan after May 15, 2007.

Federal Income Tax Consequences

     Grants of Options

     Under current tax laws, the grant of an Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant.


     Exercise of Nonqualified Options and Subsequent Sale of Stock

     Upon the exercise of an Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the Company's Common Stock received over the exercise price. The taxable income recognized upon exercise of an Option will be treated as ordinary income and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of the Common Stock received upon the exercise of an Option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

     Restricted Stock Awards

     The recipient of a Restricted Stock Award recognizes no income and the Company can take no deduction for federal income tax purposes when a Restricted Stock Award is granted, unless the recipient makes an election to recognize income on the date of grant. On the date of vesting of shares subject to a Restricted Stock Award (or if a participant so elects, on the date of grant) a participant will realize ordinary income in an amount equal to the fair market value of the shares on that date and the Company will be entitled to a deduction in the same amount. If a participant who elects to recognize income on the date of grant subsequently forfeits shares subject to the participant's Restricted Stock Award, the participant will not be entitled to either a deduction for the amount previously recognized as income with respect to the forfeited shares or refund of any taxes paid thereon.


                  PROPOSAL TO RATIFY ACCOUNTANTS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending March 31, 1998. The Board of Directors has proposed that the stockholders ratify the selection of KPMG Peat Marwick LLP. This firm audited the Company's financial statements for the fiscal year ended March 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR ratification of KPMG Peat Marwick LLP as independent accountants.

                   STOCKHOLDERS PROPOSALS FOR
                      NEXT ANNUAL MEETING

     Any properly submitted proposal which a stockholder intends to present at the next Annual Meeting of Stockholders must be received by the Company by March 2, 1998, if it is to be included in the Company's proxy statement and form of proxy relating to the next Annual Meeting.

                                                             EXHIBIT A
                           AIRGAS, INC.

                      1997 STOCK OPTION PLAN

                     (Effective May 15, 1997)


     1. Purpose. AIRGAS, INC. (the "Company") hereby adopts the Airgas, Inc. 1997 Stock Option Plan effective May 15, 1997 (the "Plan") as an additional incentive to eligible employees and eligible independent contractors (as determined under Section 3) to enter into or remain in the employ or service of the Company or any Affiliate (as defined below) and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of (a) rights (the "Options") to purchase the Company's Common Stock, par value $0.01 per share (the "Common Stock") or (b) Common Stock subject to conditions of forfeiture (the "Restricted Stock Awards"). Each Option granted under the Plan shall specify whether or not it is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") or a nonstatutory stock option ("NSO") for federal income tax purposes. For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

     2.   Administration.

          (a) Committee. The Plan shall be administered by the Nominating and Compensation Committee designated by the Company's Board of Directors (the "Committee") which shall consist of at least two persons, each of whom is a "non-employee director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), and an "outside director" as defined under section 162(m) of the Code (the "Non-Employee Director"). If any Committee member does not qualify as a Non-Employee Director, then such member shall not participate in any way with respect to Committee action under the Plan and shall not be treated as a member of the Committee for purposes of the Plan.

          (b) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the directors who are members of the Committee and present at a meeting at which there is a quorum or acts approved in writing by the unanimous consent of the directors who are members of the Committee (not counting any director who is an employee for either purpose) shall be the valid acts of the Committee.
          (c) Grants. The Committee shall from time to time at its discretion direct the Company to grant Options or Restricted Stock Awards pursuant to the terms of the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority to determine the persons to whom and the times at which Options or Restricted Stock Awards shall be granted, the number of shares of Common Stock to be granted under an Option or Restricted Stock Award and the price and other terms and conditions thereof, including a specification with respect to whether or not an Option is intended to be an ISO. In making such determinations the Committee may take into account the nature of the person's services and responsibilities, the person's present and potential contribution to the Company's success and such other factors as it may deem relevant. The Committee's interpretation of any provision of the Plan or of any Option or Restricted Stock Award granted under it shall be final, binding and conclusive.

          (d) Exculpation. Each Committee member shall be acting in the capacity of a director of the Company for the purpose of Article VI of the Company's Certificate of Incorporation in connection with the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan.
          (e) Indemnification. Each Committee member shall be entitled to indemnification by the Company in accordance with the provisions and limitations of Article VII of the Company's Bylaws, as the same may be amended from time to time, in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan in which he may be involved by reason of his being or having been a Committee member, whether or not he continues to be a Committee member at the time of the action, suit or proceeding.

     3. Eligibility. All persons the Company or its Affiliates employ as employees or retain as independent contractors (other than directors who are not employees) who, in the Committee's judgment, hold positions of responsibility or whose performance can have a significant or material effect on the Company's long-term success or achievement of specific objectives shall be eligible to participate (the "Participants"). The Committee, in its sole discretion, shall determine whether an individual qualifies as a Participant. Subject to the Plan's terms and restrictions, a Participant may receive more than one Option or Restricted Stock Award; provided, however, a Participant may not receive Options and Restricted Stock Awards in any one calendar year for more than an aggregate of 1,000,000 Shares. A Participant who is an independent contractor may not receive an Option which is intended to be an ISO.

     4. Available Shares. The aggregate maximum number of shares of the Common Stock for which the Committee may issue Options or Restricted Stock Awards under the Plan is 8,000,000 shares, adjusted as provided in Section 9 (the "Plan Shares" or "Shares"); provided, however, the Committee may not issue more than 1,000,000 Shares as Restricted Stock Awards in the aggregate, and Restricted Stock Awards under this Plan and the Company's 1997 Directors' Stock Option Plan in any calendar year may not exceed 0.5% of the shares of Common Stock issued and outstanding on any date of grant. Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the Company's treasury. If any outstanding Option or Restricted Stock Award granted under the Plan expires, lapses or is terminated for any reason, the Plan Shares allocable to the unexercised portion of such Option or forfeited portion of such Restricted Stock Award may again be the subject of grant pursuant to the Plan.

     5. Term of Plan. The Plan is effective as of May 15, 1997, the date on which it was adopted by the Company's Board of Directors. No Option or Restricted Stock Award granted under the Plan shall be exercisable or nonforfeitable unless the Plan is approved by vote of a majority of the outstanding voting stock of the Company on or before May 15, 1998. No Option or Restricted Stock Award may be granted under the Plan after May 15, 2007.

     6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form or forms as the Committee shall from time to time approve. Option Documents shall comply with and be subject to the terms and conditions set forth below and such other terms and conditions which the Committee shall from time to time specify with respect to a particular Option or Options provided they are not inconsistent with the terms of the Plan. The applicable terms need not be uniform between or among Options.

          (a) Number of Shares. Each Option Document shall state the number of Shares to which it pertains.

          (b) Option Price. Each Option Document shall state the price at which Shares under Option may be purchased (the "Option Price"), which shall be at least 100% of the Common Stock's closing price on the New York Stock Exchange (or such other exchange as the Committee selects) on the date the Option is granted; provided, however, if an ISO is granted to a Participant who then owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price for such ISO shall be at least 110% of the Common Stock's closing price on the date the Option is granted.

          (c)  Exercisability.
               (i) General Rule. Unless the Committee provides otherwise in an Option Document, each Option granted under the Plan shall be exercisable in cumulative equal installments of 25% of the Shares under Option on each of the first four anniversaries of the date of grant provided the Participant remains an employee of the Company or an Affiliate on such date(s). Further, if a Participant terminates employment due to death, disability, or retirement (as defined below) prior to the date an Option is 100% exercisable, the installment which would become exercisable on the next anniversary shall become exercisable. For the purposes of this Plan, a Participant's employment will be deemed to terminate due to "retirement" if, on his termination date, the Participant is at least age 65 or the sum of the Participant's age and completed years of employment with the Company or an Affiliate measured from his date of hire is at least 75. Except to the limited extent provided in the preceding sentence, the portion of an Option which is exercisable shall be fixed on the Participant's employment termination date. No Option shall be exercisable after its term expires pursuant to subsection 6(e), 6(f) or 6(g).

               (ii) Change in Control. If a Change in Control of the Company (as defined below) occurs, then all Options which both were not exercisable and have not terminated as of the date of such "Change in Control" shall as of such date become immediately exercisable except to the extent the Participant waives such accelerated right to exercise. A "Change in Control" shall be deemed to have taken place upon the date when (A) as a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, sale or transfer of any asset or other transaction any person or group (as such terms are used in and under Section 13(d) of the Exchange Act) other than the Company, any Affiliate, or any employee benefit plan of the Company or an Affiliate, shall become the beneficial owner (as defined in Rule 13-d under the Exchange Act) directly or indirectly of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities; providing, however, that this provision shall not apply to Peter McCausland ("McCausland"), unless and until McCausland, together with all affiliates and associates, becomes the beneficial owner of 30% or more of the combined voting power of the Company's then outstanding securities; (B) stockholders approve the consummation of any merger of the Company or any sale or other disposition of all or substantially all of its assets, if the Company's stockholders immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation; or (C) a change in the majority of the individuals who constitute the Company's Board of Directors occurs during any period of two years for any reason without the approval of at least a majority of directors in office at the beginning of such period.


          (d) Medium of Payment. A Participant shall pay for Shares under Option (i) in cash, (ii) by certified check payable to the order of the Company, (iii) in shares of the Common Stock held by the Participant for at least six months as of the exercise date, (iv) by a combination of the foregoing, (v) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Participant necessary to pay the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise or (vi) by such other mode of payment as the Committee may approve. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall deliver to the Company certificates registered in the name of such Participant representing shares of Common Stock owned by such Participant, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the Participant. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (e) Termination of ISOs. Unless the Committee provides otherwise in an Option Document, an ISO shall not be exercisable after the first to occur of the following:

               (i) Term Expiration. Expiration of the term specified in the Option Document, which shall not exceed ten years from the date of grant or five years from the date of grant if the Participant on the date of grant owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate;

               (ii) Employment Termination. Expiration of 90 days from the date the Participant's employment with the Company or its Affiliates terminates unless any of subsection 6(e)(iii) - 6(e)(vi) applies;

               (iii) Retirement. Expiration of 90 days from the date the Participant's employment with the Company or its Affiliates terminates due to "retirement";

               (iv) Disability. Expiration of one year from the date the Participant's employment with the Company or its Affiliates terminates if the Participant terminates due to disability (within the meaning of section 22(e)(3) of the Code);

               (v) Death. Expiration of the Option term if the Participant's employment terminates due to death; or

               (vi) Forfeiture. The date on which forfeiture occurs under subsection 6(g).

          (f) Termination of NSOs. Unless the Committee provides otherwise in an Option Document, an NSO shall not be exercisable after the first to occur of the following:

               (i) Term Expiration. Expiration of the term specified in the option Document, which shall not exceed ten years from the date of grant;


               (ii) Employment Termination Before Death, Disability or Retirement. Expiration of 90 days from the date the Participant's employment with the Company or its Affiliates terminates for reasons other than death, disability (within the meaning of section 22(e)(3) of the Code) or "retirement"; or

               (iii) Forfeiture. The date on which forfeiture occurs under subsection 6(g).

          (g) Forfeiture. An Option shall terminate immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Participant, upon a determination by the Committee, shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon the Company's refund of the Option Price.

          (h) Transfers. Generally, a Participant may not transfer any Option granted under the Plan, except that (i) during his lifetime, a Participant may transfer an NSO to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer an Option by will or by the laws of descent and distribution. If a transfer occurs under this subsection, the transferred Option shall remain subject to all Plan provisions. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

          (i) Limits on ISOs. Each ISO shall provide that to the extent the aggregate fair market value of Plan Shares with respect to which a Participant may exercise an ISO for the first time during any calendar year under any Company plan exceeds $100,000, then such Option shall be treated as an NSO rather than as an ISO.

          (j) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (k) Amendment. The Committee shall have the right to amend Option Documents issued to a Participant subject to the Participant's consent.

     7.   Method of Option Exercise.

          (a) Notice. No Option shall be deemed to have been exercised prior to the Company's receipt of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased.

          (b) Securities Laws. Each notice of exercise shall (unless the Shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Participant has been advised and understands that (A) the Option Shares may not be registered under the Act and may be "restricted securities" within the meaning of Rule 144 under the Act and may be subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the foregoing, should the Company be advised by counsel that issuance of Shares should be delayed pending (iv) registration under federal or state securities laws or (v) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (iv) or (v) has occurred.

          (c) Brokerage Account. Each notice of exercise may instruct the Company, in such form as the Committee shall prescribe, to deliver Shares upon Option exercise to any registered broker or dealer which the Company approves in lieu of delivery to the Participant.

     8. Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards made pursuant to the Plan shall be evidenced by written documents (the "Award Documents") in such form or forms as the Committee shall from time to time approve.

          (a) Number of Shares. Subject to Section 4, each Award Document shall state the number of Shares to which it pertains.

          (b) Restrictions and Limitations. Each grant shall be subject to such restrictions as the Committee may impose. The applicable restrictions may lapse separately or in combination at such time or times, or in such installments, as the Committee may deem appropriate. In addition, the Committee may impose limits on the Participant's right to vote Shares or receive dividends or distributions on Shares under a Restricted Stock Award until such Shares become nonforfeitable. Each Award Document shall provide that the Participant shall forfeit all forfeitable Shares upon a finding by the Committee that the Participant has engaged in conduct which violates subsection 6(g) and that all forfeitable Shares shall become nonforfeitable upon the occurrence of a Change in Control (as defined in subsection 6(c)(ii)).

          (c) Legend. Any certificate issued in respect of a Restricted Stock Award shall be registered in the Participant's name and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable under the Plan and Award Document to the covered Shares. In addition, until such time as all restrictions applicable to the Shares lapse, the Committee may provide for the certificate to be held in escrow by an escrow agent which the Committee selects and the Company compensates.

          (d)  Forfeiture.

               (i) General Rule. If a Participant terminates employment during any restriction period under circumstances which result in a forfeiture of Shares covered by the Restricted Stock Award or any event occurs or fails to occur which results in a forfeiture, the restricted Shares shall revert to the Company. Notwithstanding the foregoing, the Committee may waive any restriction applicable to any Restricted Stock Award whenever the Committee determines that such waiver is in the Company's best interests.


               (ii) Forfeiture for Cause. A Participant shall forfeit all forfeitable Shares covered by a Restricted Stock Award immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate.

          (e) Transfers. Generally, a Participant may not transfer, assign, alienate, sell, encumber, or pledge Shares under a Restricted Stock Award until they are nonforfeitable and any purported transfer, assignment, alienation, sale, encumbrance or pledge shall be void and unenforceable. Notwithstanding the foregoing, (i) a Participant may transfer forfeitable Shares under a Restricted Stock Award to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer forfeitable Shares under a Restricted Stock Award by will or by the laws of descent and distribution. If a permitted transfer occurs under this subsection, the transferred Shares shall remain subject to all Plan provisions and all applicable conditions and restrictions under the Award Document. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

          (f) Securities Laws. Upon the advice of counsel, the Committee may require a Participant to take or defer any action with respect to Shares covered under a Restricted Stock Award which counsel determines is necessary to comply with federal or state securities laws.

     9. Adjustments on Changes in Common Stock. The aggregate number of shares and class of shares as to which Options or Restricted Stock Awards may be granted hereunder, the number of Shares covered by each outstanding Option and the Option Price thereof and each Restricted Stock Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which causes an ISO to lose its status as such without the consent of the Participant.

     10. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable or terminate the Plan in full. Nevertheless, the Board of Directors of the Company may not, without obtaining approval by vote of a majority of the outstanding voting stock of the Company within twelve months before or after such action, change the class of individuals eligible to receive grants under the Plan or increase the maximum number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted, except as provided in
Section 9 hereof.

     11. Continued Employment. The grant of an Option or a Restricted Stock Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Participant in the employ of the Company or an Affiliate or as a member of the Company's or an Affiliate's Board of Directors or in any other capacity.

     12.  Withholding of Taxes.

          (a) General Rule. As a condition for the receipt of an Option or Restricted Stock Award, the Participant agrees that the Company (or the Affiliate employing him) may deduct from wages or other amounts payable to him or that he will pay over to the Company any amount necessary to satisfy any federal, state and/or local withholding tax requirements and that the Company shall have the right to take whatever action it deems necessary to protect its interests with respect to tax liabilities resulting from any act or event in connection with the Plan.

          (b) Payment in Shares. The Participant may elect that the Company satisfy any applicable minimum federal, state and/or local withholding tax requirement by retaining Shares the Company would otherwise transfer to him upon his exercise of an Option or satisfaction of all vesting conditions under a Restricted Stock Award which have a fair market value equal to such withholding requirement. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to satisfy withholding tax requirements as it deems appropriate.

     13. Rules of Interpretation. Regardless of the number and gender specifically used, words used in the Plan shall be deemed and construed to include any other number (singular or plural) and any other gender (masculine, feminine or neuter) as the context indicates is appropriate. Section headings are for convenience only; they form no part of the Plan.

       42                                                  EXHIBIT B
                           AIRGAS, INC.
                1997 DIRECTORS' STOCK OPTION PLAN
                     (Effective May 15, 1997)

     1. Purpose. AIRGAS, INC. (the "Company") hereby adopts the Airgas, Inc. 1997 Directors' Stock Option Plan effective May 15, 1997 (the "Plan") as an additional incentive to non-employee members of the Company's Board of Directors to commence or continue service and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of (a) rights (the "Options") to purchase the Company's Common Stock, par value $0.01 per share (the "Common Stock") or (b) Common Stock subject to conditions of forfeiture (the "Restricted Stock Awards").

     2.   Administration.

          (a) Committee. The Plan shall be administered by the Nominating and Compensation Committee designated by the Company's Board of Directors (the "Committee") which shall consist of at least two persons, each of whom is a "non-employee director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") (the "Non-Employee Director"). If any Committee member does not qualify as a Non-Employee Director, then such member shall not participate in any way with respect to Committee action under the Plan and shall not be treated as a member of the Committee for purposes of the Plan.

          (b) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the directors who are members of the Committee and present at a meeting at which there is a quorum, or acts approved in writing by the unanimous consent of the directors who are members of the Committee (not counting any director who is an employee for either purpose) shall be the valid acts of the Committee.

          (c) Grants. The Committee shall from time to time at its discretion direct the Company to grant Options or Restricted Stock Awards pursuant to the terms of the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority to determine the persons to whom and the times at which Options or Restricted Stock Awards shall be granted, the number of shares of Common Stock to be granted under an Option or Restricted Stock Award and the price and other terms and conditions thereof. In making such determinations the Committee may take into account the nature of the person's services and responsibilities, the person's present and potential contribution to the Company's success and such other factors as it may deem relevant. The Committee's interpretation of any provision of the Plan or of any Option or Restricted Stock Award granted under it shall be final, binding and conclusive.

          (d) Exculpation. Each Committee member shall be acting in the capacity of a director of the Company for the purpose of Article VI of the Company's Certificate of Incorporation in connection with the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan.

          (e) Indemnification. Each Committee member shall be entitled to indemnification by the Company in accordance with the provisions and limitations of Article VII of the Company's Bylaws, as the same may be amended from time to time, in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan in which he may be involved by reason of his being or having been a Committee member, whether or not he continues to be a Committee member at the time of the action, suit or proceeding.

     3. Eligibility. Each member of the Company's Board of Directors who is not an employee of the Company or an entity of which the Company owns, directly or indirectly, at least 50% of the value or voting rights of the outstanding equity securities shall be eligible to participate (the "Participants"). The Committee, in its sole discretion, shall determine whether an individual qualifies as a Participant. A Participant may receive more than one Option or Restricted Stock Award, but only on the terms and subject to the restrictions of the Plan.

     4. Available Shares. The aggregate maximum number of shares of the Common Stock for which the Committee may issue Options or Restricted Stock Awards under the Plan is 500,000 shares, adjusted as provided in Section 9 (the "Plan Shares" or "Shares"); provided, however, the Committee may not issue more than 100,000 Shares as Restricted Stock Awards in the aggregate, and Restricted Stock Awards under this Plan and the Company's 1997 Stock Option Plan in any calendar year may not exceed 0.5% of the shares of Common Stock issued and outstanding on any date of grant. Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the Company's treasury. If any outstanding Option or Restricted Stock Award granted under the Plan expires, lapses or is terminated for any reason, the Plan Shares allocable to the unexercised portion of such Option or forfeited portion of such Restricted Stock Award may again be the subject of grant pursuant to the Plan.

     5. Term of Plan. The Plan is effective as of May 15, 1997, the date on which it was adopted by the Company's Board of Directors. No Option or Restricted Stock Award granted under the Plan shall be exercisable or nonforfeitable unless the Plan is approved by vote of a majority of the outstanding voting stock of the Company on or before May 15, 1998. No Option or Restricted Stock Award may be granted under the Plan after May 15, 2007.

     6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form or forms as the Committee shall from time to time approve. Option Documents shall comply with and be subject to the terms and conditions set forth below and such other terms and conditions which the Committee shall from time to time specify with respect to a particular Option or Options provided they are not inconsistent with the terms of the Plan. The applicable terms need not be uniform between or among Options.

          (a) Number of Shares. Each Option Document shall state the number of Shares to which it pertains.

          (b) Option Price. Each Option Document shall state the price at which Shares under Option may be purchased (the "Option Price"), which shall be at least 100% of the Common Stock's closing price on the New York Stock Exchange (or such other exchange as the Committee selects) on the date the Option is granted.

          (c)  Exercisability.

               (i) General Rule. Unless the Committee provides otherwise in an Option Document and contingent upon the Plan's approval under Section 5, each Option granted under the Plan shall be exercisable in full on the date of grant. No Option shall be exercisable after its term expires pursuant to subsection 6(e) or 6(f).

               (ii) Change in Control. If a Change in Control of the Company (as defined below) occurs, then all Options which both were not exercisable and have not terminated as of the date of such "Change in Control" shall as of such date become immediately exercisable except to the extent the Participant waives such accelerated right to exercise. A "Change in Control" shall be deemed to have taken place upon the date when (A) as a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, sale or transfer of any asset or other transaction any person or group (as such terms are used in and under Section 13(d) of the Exchange Act) other than the Company, any Affiliate, or any employee benefit plan of the Company or an Affiliate, shall become the beneficial owner (as defined in Rule 13-d under the Exchange Act) directly or indirectly of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities; providing, however, that this provision shall not apply to Peter McCausland ("McCausland"), unless and until McCausland, together with all affiliates and associates, becomes the beneficial owner of 30% or more of the combined voting power of the Company's then outstanding securities; (B) stockholders approve the consummation of any merger of the Company or any sale or other disposition of all or substantially all of its assets, if the Company's stockholders immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation; or (C) a change in the majority of the individuals who constitute the Company's Board of Directors occurs during any period of two years for any reason without the approval of at least a majority of directors in office at the beginning of such period.

          (d) Medium of Payment. A Participant shall pay for Shares under Option (i) in cash, (ii) by certified check payable to the order of the Company, (iii) in shares of the Common Stock held by the Participant for at least six months as of the exercise date, (iv) by a combination of the foregoing, (v) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Participant necessary to pay the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise or (vi) by such other mode of payment as the Committee may approve. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall deliver to the Company certificates registered in the name of such Participant representing shares of Common Stock owned by such Participant, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the Participant. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (e) Termination of Options. Unless the Committee provides otherwise in an Option Document, an Option shall not be exercisable after the first to occur of the following:

               (i) Term Expiration. Expiration of the term specified in the Option Document, which shall not exceed ten years from the date of grant;

               (ii) Death. Expiration of one year from the date the Participant's service as a member of the Company's Board of Directors terminates due to death; or

               (iii) Forfeiture. The date on which forfeiture occurs under subsection 6(f).

          (f) Forfeiture. An Option shall terminate immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his service or has disclosed trade secrets or confidential information of the Company. In such event, in addition to immediate termination of the Option, the Participant, upon a determination by the Committee, shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon the Company's refund of the Option Price.

          (g) Transfers. Generally, a Participant may not transfer any Option granted under the Plan, except that (i) during his lifetime, a Participant may transfer an Option to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer an Option by will or by the laws of descent and distribution. If a transfer occurs under this subsection, the transferred Option shall remain subject to all Plan provisions. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

          (h) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (i) Amendment. The Committee shall have the right to amend Option Documents issued to a Participant subject to the Participant's consent.

     7.   Method of Option Exercise.

          (a) Notice. No Option shall be deemed to have been exercised prior to the Company's receipt of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased.

          (b) Securities Laws. Each notice of exercise shall (unless the Shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Participant has been advised and understands that (A) the Option Shares may not be registered under the Act and may be "restricted securities" within the meaning of Rule 144 under the Act and may be subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the foregoing, should the Company be advised by counsel that issuance of Shares should be delayed pending (iv) registration under federal or state securities laws or (v) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (iv) or (v) has occurred.

          (c) Brokerage Account. Each notice of exercise may instruct the Company, in such form as the Committee shall prescribe, to deliver Shares upon Option exercise to any registered broker or dealer which the Company approves in lieu of delivery to the Participant.

     8. Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards made pursuant to the Plan shall be evidenced by written documents (the "Award Documents") in such form or forms as the Committee shall from time to time approve.

          (a)  Number of Shares.   Subject to Section 4, each Award Document
shall state the number of Shares to which it pertains.

          (b) Restrictions and Limitations. Each grant shall be subject to such restrictions as the Committee may impose. The applicable restrictions may lapse separately or in combination at such time or times, or in such installments, as the Committee may deem appropriate. In addition, the Committee may impose limits on the Participant's right to vote Shares or receive dividends or distributions on Shares under a Restricted Stock Award until such Shares become nonforfeitable. Each Award Document shall provide that the Participant shall forfeit all forfeitable Shares upon a finding by the Committee that the Participant has engaged in conduct which violates subsection 6(f) and that all forfeitable Shares shall become nonforfeitable upon the occurrence of a Change in Control (as defined in subsection 6(c)(ii)).

          (c) Legend. Any certificate issued in respect of a Restricted Stock Award shall be registered in the Participant's name and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable under the Plan and Award Document to the covered Shares. In addition, until such time as all restrictions applicable to the Shares lapse, the Committee may provide for the certificate to be held in escrow by an escrow agent which the Committee selects and the Company compensates.

          (d)  Forfeiture.
               (i) General Rule. If a Participant terminates service during any restriction period under circumstances which result in a forfeiture of Shares covered by the Restricted Stock Award or any event occurs or fails to occur which results in a forfeiture, the restricted Shares shall revert to the Company. Notwithstanding the foregoing, the Committee may waive any restriction applicable to any Restricted Stock Award whenever the Committee determines that such waiver is in the Company's best interests.

               (ii) Forfeiture for Cause. A Participant shall forfeit all forfeitable Shares covered by a Restricted Stock Award immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate.

          (e) Transfers. Generally, a Participant may not transfer, assign, alienate, sell, encumber, or pledge Shares under a Restricted Stock Award until they are nonforfeitable and any purported transfer, assignment, alienation, sale, encumbrance or pledge shall be void and unenforceable. Notwithstanding the foregoing, (i) a Participant may transfer forfeitable Shares under a Restricted Stock Award to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer forfeitable Shares under a Restricted Stock Award by will or by the laws of descent and distribution.
If a permitted transfer occurs under this subsection, the transferred Shares shall remain subject to all Plan provisions and all applicable conditions and restrictions under the Award Document. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

          (f) Securities Laws. Upon the advice of counsel, the Committee may require a Participant to take or defer any action with respect to Shares covered under a Restricted Stock Award which counsel determines is necessary to comply with federal or state securities laws.

     9. Adjustments on Changes in Common Stock. The aggregate number of shares and class of shares as to which Options or Restricted Stock Awards may be granted hereunder, the number of Shares covered by each outstanding Option and the Option Price thereof and each Restricted Stock Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive.

     10. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable or terminate the Plan in full. Nevertheless, the Board of Directors of the Company may not, without obtaining approval by vote of a majority of the outstanding voting stock of the Company within twelve months after such action, increase the maximum number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted, except as provided in
Section 9 hereof.

     11. Continued Service. The grant of an Option or a Restricted Stock Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to retain the Participant as a member of the Company's Board of Directors or in any other capacity.

     12.  Withholding of Taxes.

          (a) General Rule. As a condition for the receipt of an Option or Restricted Stock Award, the Participant agrees that the Company (or the Affiliate employing him) may deduct from fees or other amounts payable to him or that he will pay over to the Company any amount necessary to satisfy any federal, state and/or local withholding tax requirements and that the Company shall have the right to take whatever action it deems necessary to protect its interests with respect to tax liabilities resulting from any act or event in connection with the Plan.

          (b) Payment in Shares. The Participant may elect that the Company satisfy any applicable minimum federal, state and/or local withholding tax requirement by retaining Shares the Company would otherwise transfer to him upon his exercise of an Option or satisfaction of all vesting conditions under a Restricted Stock Award which have a fair market value equal to such withholding requirement. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to satisfy withholding tax requirements as it deems appropriate.

     13. Rules of Interpretation. Regardless of the number and gender specifically used, words used in the Plan shall be deemed and construed to include any other number (singular or plural) and any other gender (masculine, feminine or neuter) as the context indicates is appropriate. Section headings are for convenience only; they form no part of the Plan.

                           AIRGAS, INC.
PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
     FOR THE ANNUAL MEETING OF STOCKHOLDERS, AUGUST 4, 1997

    The undersigned holder of Common Stock of Airgas, Inc. hereby appoints Peter McCausland, Todd R. Craun and Thomas C. Deas, Jr., and each of them, proxies, with powers of substitution in each, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at 8:30 a.m. on Monday, August 4, 1997, in the Ballroom of the Four Seasons Hotel, 18th Street and Benjamin Franklin Parkway, Philadelphia, Pennsylvania, and at all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, and in their discretion upon such other business as may come before the Meeting.

    SHARES WILL BE VOTED AS INSTRUCTED, BUT IF NO INSTRUCTION IS GIVEN, SHARES WILL BE VOTED FOR ALL THE NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT, FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT AND WITH DISCRETIONARY AUTHORITY ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

              (Continued, and to be signed, on the other side)
              ____________________________________________________
              [to be inserted on back of proxy card]



  Please mark []  or [] in blue or black ink.


1. Election of Directors.

   Nominees:  Robert E. Naylor, Jr., Robert L. Yohe and Rajiv L. Gupta

   [] FOR all nominees listed above
   [] FOR all nominees listed above; except vote withheld from following nominees (if any): ___________________________________

   [] VOTE WITHHELD from all nominees

2.  Adopt the 1997 Stock Option Plan

     [] FOR   [] AGAINST   [] ABSTAIN

3.  Adopt the 1997 Directors' Stock Option Plan

     [] FOR   [] AGAINST   [] ABSTAIN

4.  Ratify the selection of KPMG Peat Marwick
    LLP as independent auditors.

     [] FOR   [] AGAINST   [] ABSTAIN

5. In their discretion, upon such other matters as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors.

                      NOTE: Please sign exactly as name(s) appears hereon.
                            Executors, administrators, trustees, etc. should give full title as such.


                      Signature______________________________________________

                      Signature_______________________________________________

                      Dated____________________________________________, 1997

 PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.